SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  July 15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware           333-22327            75-2655744
           --------           ---------            ----------
           (State or other    (Commission File     (IRS  Employer
           jurisdiction of    Number)              Identification  Number)
           incorporation)

             225 E. John Carpenter Freeway, Irving Texas 75062-2731

             (Address of principal executive offices)     (Zip Code)
             -------------------------------------------------------

        Registrant's telephone number, including area code (972) 506-5026
  Not Applicable (Former name or former address, if changed since last report.)

Item  5.     Other  Events
             -------------

             This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending June 30, 1998.

             Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item  7.     Financial  Statements,  Pro  Forma  Financial  Information and
             --------------------------------------------------------------
             Exhibits.
             ---------

(c)     Exhibits


Exhibit  No.
------------

    19.1                    Certificateholders  Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                   (Registrant)

By:  NationsCredit Commercial Corporation of America, as Servicer of
                NationsCredit Grantor Trust  1997  -  1

Date:  July  15,  1998
                                             By:  /s/  LAWRENCE  ANGELILLI
                                                  ------------------------
                                             Name:  Lawrence  Angelilli
                                             Title:    Vice  President

                                  EXHIBIT INDEX



     Exhibit  Number                    Description
     ---------------                    -----------

             19.1            Certificateholders  Statements

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EXHIBIT  19.1
                                        STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.





Month                                                                                          Jun-98
Collection Period                                                                                      6/1/98
Determination Date                                                                                    7/10/98
Deposit Date                                                                                          7/14/98
Distribution Date                                                                                     7/15/98

POOL BALANCE
            Pool Balance on the close of the last day of t he Collection Period (Record Date)  133,292,542.30
            Pool Factor                                                                            73.3258427%
            Ending Pool Balance (per $1,000 certificate)                                                  733
            Liquidation Proceeds                                                                      186,371
            Purchase Amounts                                                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                    4.240
            Carry-Over Monthly Interest Payment                                                             -
            Total Interest Payment                                                                      4.240

            Principal Payments:
            Monthly Principal Payment                                                                  20.521
            Carry-Over Monthly Principal Payment                                                            -
            Total Principal Payment                                                                    20.521

            Servicing Fee:
            Servicing Fee                                                                               0.471
            Carry-Over Monthly Servicing Fee                                                                -
            Total Servicing Fee                                                                         0.471




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


                                               MONTHLY SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May 31, 1997 among NationsCredit Securitization
Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and
"Collateral  Agent"),  the  Servicer  is  required  to  prepare  certain  information  each month regarding distribution to
Certificateholders  and  the  performance of the Trust. The information with respect to the applicable Distribution Date is set  forth  below.





Month                                                                                                       Jun-98
Collection Period                                                                                                 1-Jun-98
Determination Date                                                                                               10-Jul-98
Deposit Date                                                                                                     14-Jul-98
Distribution Date                                                                                                15-Jul-98

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period                      137,022,941.32
          Principal Collections                                                                               3,413,962.81
          Purchase Amounts Allocable to Principal                                                                        -
          Defaulted Receivables                                                                                 316,436.21
          Pool Balance on the close of the last day of the Collection Period                                133,292,542.30

          Original Pool Balance                                                                             181,781,125.63

          Certificate Factor                                                                                      73.32584%

          Preference Amounts                                                                                             -

          Certificate Pass-Through Rate                                                                               6.75%
          Servicing Fee Rate                                                                                          0.75%

AVAILABLE FUNDS
          Collections allocable to interest                                                                   1,184,669.43
          Purchase Amounts allocable to interest                                                                         -
          Liquidation Proceeds                                                                                  186,370.59
          Collections allocable to principal                                                                  3,413,962.81
          Purchase Amounts allocable to principal                                                                        -
          Other Available Funds - Interest on Collection or Certificate Account                                          -
          Total Available Funds                                                                               4,785,002.83

INTEREST PAYMENT
          Monthly Interest Payment                                                                              770,754.04
          Carry-Over Monthly Interest                                                                                    -
          Total                                                                                                 770,754.04

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                                           3,730,399.02
          Carry-Over Monthly Principal                                                                                   -
          Total                                                                                               3,730,399.02

SERVICING FEE
          Servicing Fee                                                                                          85,639.34
          Carry-Over Servicing Fee                                                                                       -
          Total                                                                                                  85,639.34

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds                                                                                     4,785,002.83
          Reserve Account Withdrawal Amount                                                                              -
          Surety Drawing Amount                                                                                          -
          Total Deposit to the Certificate Account                                                            4,785,002.83

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest                                          770,754.04
          Monthly Principal Payment and any Carry-Over Monthly Principal                                      3,730,399.02
          Servicing Fee and any Carry-Over Servicing Fee                                                         85,639.34
          Distributions to the Surety Bond Provider                                                              13,702.29
          Distributions to the Reserve Account                                                                           -
          Distributions to the Seller                                                                           184,508.13

          Carry-Over Monthly Interest to the next Distribution Date                                                      -
          Carry-Over Monthly Principal to the next Distributions Date                                                    -
          Carry-Over Servicing Fee to the next Distribution Date                                                         -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period                            5,480,917.65
          Earnings from investments on the Reserve Account                                                       22,209.97
          Reserve Account Withdrawal Amount                                                                              -
          Deposits to the Reserve Account                                                                                -
          Reserve Account Balance                                                                             5,503,127.62
          Distributions of any excess amounts on deposit in the Reserve Account                                 171,425.93
          Ending Reserve Account Balance                                                                      5,331,701.69

          Reserve Account Balance as a % of the Pool Balance                                                          4.00%
          Specified Reserve Account Requirement                                                               5,331,701.69
          Amount needed to fully fund Reserve Account                                                                    -

SURETY BOND

          Outstanding Reimbursement Obligations at the end of the preceding Collection Period                            -
          Preference Amounts                                                                                             -
          Surety Drawing Amount                                                                                          -
          Surety Bond Fee                                                                                        13,702.29
          Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period                -
          Amounts due to Surety Bond Provider                                                                    13,702.29
          Distributions to the Surety Bond Provider                                                              13,702.29
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                                     130,065.62
          For the current Collection Period                                                                           1.15%
          For the preceding Collection Period                                                                         0.90%
          For the second preceding Collection Period                                                                  1.36%
          Average Net Credit Loss Ratio                                                                               1.14%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                                       193
          60 to 89 days past due                                                                                        50
          90 or more days past due                                                                                      80
          Total                                                                                                        323

          Principal Balance
          30 to 59 days past due                                                                              2,137,081.81
          60 to 89 days past due                                                                                493,658.73
          90 or more days past due                                                                              706,178.24
          Total                                                                                               3,336,918.78

          Delinquency Ratio
          For the current Collection Period                                                                           2.50%
          For the preceding Collection Period                                                                         2.63%
          For the second preceding Collection Period                                                                  2.25%
          Average Delinquency Ratio                                                                                   2.46%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession occurred in the Current Month                         168,120.06
          Number of Contracts where Repossession occurred in the Current Month                                          16


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                                    10.89%
          Weighted Average Original Term (months)                                                                   122.00
          Weighted Average Remaining Term (months)                                                                  100.02
          Number of Outstanding Accounts - End of Period                                                            12,183


CASH SETTLEMENT FOR THE TRUSTEE
          Total Deposit to the Certificate Account                                                            4,785,002.83
          Servicing Fee                                                                                          85,639.34
          Interest allocable to the Seller's Certificate                                                              0.53
          Principal amount allocable to the Seller's Certificate                                                      2.58
          Wire Funds to the Surety Bond Provider                                                                 13,702.29
          Net Deposit to the Certificate Account - Excluding Amounts Due to Seller                            4,685,658.09
          Wire Funds to the Certificateholders - Interest Amounts                                               770,753.51
          Wire Funds to the Certificateholders - Principal Amounts                                            3,730,396.44
          Deposit Funds into the Reserve Account                                                                         -
          Wire Funds to NationsCredit                                                                           184,508.13


Approved  by:  /s/  LAWRENCE  ANGELILLI  ------------------------------------  Authorized  Signer

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]
July  15,  1998
BY  EDGAR
Securities  and  Exchange  Commission  Judiciary  Plaza  450  Fifth  Street,  N.W.  Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  1
Ladies  and  Gentlemen:
On  behalf  of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (972)  506-5026.

Very  truly  yours,
/s/  LAWRENCE  ANGELILLI  -----------------------------  Lawrence  Angelilli  Vice  President  &  Treasurer
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